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                                                                   Exhibit 10.53

                            BAKER HUGHES INCORPORATED

          Compensation Table for Named Executive Officers and Directors

                                                                        Base Salary
                                                                         Effective
Named Executive Officers:                          Base Salary           June 2005
                                                  -------------         -----------
Chad C. Deaton(1)                                 $  825,000              $925,000
James R. Clark(2)                                    625,000               645,000
G. Stephen Finley(2)                                 520,000               535,000
Alan R. Crain Jr.(2)                                 410,000               425,000
Douglas J. Wall(2)                                   375,000               375,000

Non-Employee Directors(3):

Annual Cash Retainer                              $   60,000
Audit/Ethics Committee Chairman Annual Retainer:  $   20,000
Other Committee Chairman Annual Retainer:         $   15,000
Audit/Ethics Committee Members Retainer:          $   10,000
Other Committee Members Retainer
          (Excluding Executive Committee):        $    5,000

Annual Non-Retainer Equity (restricted stock
          awarded 50% in January and
          50% in July of each year):              $   70,000

(1) Mr. Deaton has an Employment Agreement with Baker Hughes Incorporated, filed as Exhibit 10.3 to Current Report on Form 8-K filed October 7, 2004.

(2) In addition to their base salaries, these named executive officers, at the discretion of the Board of Directors can receive equity compensation pursuant to the 2002 Director & Officer Long-Term Compensation Plan, filed as Exhibit 10.2 on Form 10-Q for the quarter ended September 30, 2003. These named executive officers also are entitled to participate in the Company's 1995 Employee Annual Incentive Compensation Plan, as amended, filed as Exhibit 10.17 on Form 10-K for the year ended December 31, 2002.

(3) Non-employee directors are reimbursed for reasonable travel and related expenses.